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                                 ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-60702 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on
Form N-4.

                                        /s/ Arthur Andersen LLP
Hartford, Connecticut
April 13, 1998